UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2005 (September 13, 2005)

Behringer Harvard REIT I, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1605
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On September 13, 2005, Behringer Harvard REIT I, Inc. (the “Registrant”) entered into the First Master Modification of Credit Agreement and Other Loan Documents (the “First Amendment”), which modifies certain terms and conditions set forth in the Revolving Credit Agreement (the “Revolver Agreement”) with Bank of America, N.A. (the “Revolver Lender”) that was entered into by the Registrant on December 30, 2004 and was reported under Item 2.03 in a Current Report on Form 8-K filed January 5, 2005. Borrowings available under the Revolver Agreement total $12,000,000 (the “Revolver”) and have a stated maturity date of December 30, 2006 (the “Maturity Date”). The Revolver is further evidenced by a promissory note from the Registrant for the benefit of the Revolver Lender. The First Amendment provides for, among other things, issuance of letters of credit in an aggregate amount of up to $8,500,000, which if issued, would reduce the amount of funds available under the Revolver. As of the date hereof, no borrowings have been made and no letters of credit have been issued under the Revolver Agreement. The First Amendment also amends and restates the restrictive covenant as to the permissible ratio of liabilities to assets included in the Revolver Agreement. The First Amendment has been filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference.

Letters of credit issued by the Revolver Lender may not expire later than six months after the Maturity Date and each must expire no later than one year following its issuance, subject to provisions permitting extension beyond the anniversary date of issuance. In addition, Behringer Harvard Operating Partnership I LP, the Registrant’s operating partnership, and Behringer Harvard Cyprus, LLC, a wholly-owned subsidiary of Behringer Harvard Operating Partnership I LP, who guaranteed payment under the Revolver Agreement, have also guaranteed all obligations arising under any letter of credit agreement.

                Bank of America, N.A. is the administrative agent and lender for a credit facility for Behringer Harvard Short-Term Opportunity Fund I LP, which is a public real estate program also sponsored by the Registrant's sponsor.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

                 The information set forth in Item 1.01 hereof is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits.

  (c) Exhibits.

The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:

99.1	First Master Modification of Credit Agreement and Other Loan Documents, dated September 13, 2005, between Bank of America, N.A. and Behringer Harvard REIT I, Inc., Behringer Harvard Cyprus, LLC and Behringer Harvard Operating Partnership I LP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD REIT I, INC.

Dated: September 19, 2005	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer

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